EXCHANGE AND RELEASE AGREEMENT

THIS EXCHANGE AND RELEASE AGREEMENT (this “Agreement”) is made and entered into this 15th day of December, 2006, by and between Financial Systems Group, Inc., a Delaware corporation (“FSG”) and AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Offshore Ltd. and AJW Qualified Partners, LLC (collectively, the “NIR Parties”).

Statement of purpose

A. FSG (then known as NetStaff, Inc.) and the NIR Parties entered into the financings listed in Exhibit A attached hereto (the “Financings”) pursuant to which the NIR Parties purchased certain convertible debentures and warrants to purchase common stock of FSG (collectively, the “Securities”). Pursuant to the Financings, FSG and the NIR Parties also entered into various Registration Rights Agreements and Security Agreements (together with the Financings and any other agreements entered into in connection therewith, the “Original NIR Agreements”). FSG has failed to make certain payments required by the Securities and has defaulted on various other provisions of the Original NIR Agreements as a result of which certain penalty provisions have been triggered (the “Defaults and Penalties”). On October 7, 2004, in partial satisfaction of the Securities and Defaults and Penalties, the NIR Parties foreclosed on approximately 75,271,104 shares of common stock and all of the tangible assets of FSG.

B. As of the date hereof, the NIR Parties beneficially own the Securities and shares of common stock of FSG, in each case, as listed on Schedule 1 hereto (the “Existing FSG Holdings”).

C. On the date hereof, FSG is entering into a Share Exchange Agreement (the “Share Exchange Agreement”) with Solana Technologies, Inc. (“STI”) and its shareholders pursuant to which FSG is acquiring all of the issued and outstanding shares of STI capital stock in exchange for an 60,000 shares of Series A Preferred Stock having such rights, preferences and privileges as set forth in the Series A Preferred Stock Certificate of Designations included as Exhibit A to the Share Exchange Agreement (“Series A Preferred Stock”).

D. On the date hereof, FSG is entering into a Securities Purchase Agreement and related agreements with the NIR Parties (the “NIR Agreements”, and, together with the other agreements contemplated thereby and the Share Exchange Agreement and the other agreements contemplated thereby, the “Transaction Agreements”) pursuant to which the NIR Parties or their affiliates are acquiring additional convertible debentures and warrants from FSG.

E. Simultaneously with the execution and delivery and delivery hereof, FSG and the NIR Parties wish to exchange the Existing FSG Holdings for 20,000 shares of Series A Preferred Stock (the “FSG Shares”).

NOW, THEREFORE, the FSG and the NIR Parties agree as follows:

1. Exchange. Simultaneously with the execution and delivery hereof, FSG will acquire the Existing FSG Holdings from the NIR Parties in exchange for the FSG Shares as follows:

(a) FSG will deliver to the NIR Parties or their designees, stock certificates representing the FSG Shares in accordance with Schedule 1 hereto, and

(b) The NIR Parties will deliver to FSG the promissory notes, stock certificates or other evidences representing the Existing FSG Holdings, free and clear of all liens, claims and other encumbrances.

All FSG Shares to be issued hereunder shall be deemed “restricted securities” as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). All FSG Shares to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the FSG Shares to be issued hereunder shall bear a restrictive legend in substantially the following form:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered for sale, sold, or otherwise disposed of, except in compliance with the registration provisions of such Act or pursuant to an exemption from such registration provisions, the availability of which is to be established to the satisfaction of the Company.

2. Consent. The NIR Parties hereby consent to FSG’s entry into the Transaction Agreements (and its consummation of the transactions contemplated thereby) and hereby waive any rights in connection therewith under the Original NIR Agreements. The NIR Parties acknowledge and agree that the approvals and waivers provided for herein with respect to entry into the Transaction Agreements and the consummation of the transactions contemplated thereby, constitute all of the consents, votes, waivers and approvals required of the NIR Parties under the Original NIR Agreements, applicable law and otherwise, and no further consent, vote, waiver or approval of the NIR Parties shall be necessary in connection with the FSG’s entry into the Transaction Agreements and its consummation of the transactions contemplated thereby.

3. Release. The NIR Parties, on behalf of themselves and their respective current and former agents, principals, officers, directors, shareholders, members, employees, partners (whether general or limited), representatives, attorneys, parents, affiliates, subsidiaries, divisions, or any other entity in which they may have a direct or indirect ownership interest or for which they have any responsibility, relatives and successors, assigns and subrogees (the “NIR Group”), for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, hereby release, acquit and forever discharge the current and any former officers, directors, equity holders, employees, representatives, attorneys, affiliates, of FSG or any other entity in which any of them may have a direct or indirect ownership interest or for which they have any responsibility, relatives and successors, assigns and subrogees (the “FSG Group”), of and from any and all manner of obligation, debt, liability, tort, covenant, contract, agreement, undertaking, and account, and any and all claims or causes of action (whether in law or equity) which any member of the NIR Group had, has, or may have through the date of this Agreement or that hereafter accrues, based on actions occurring through the date of this Agreement, known or unknown, including, without limitation, any and all claims or causes of action arising under or relating to the Original NIR Agreements and any and all facts or allegations which could give rise to a claim or cause of action, including without limitation the Defaults and Penalties. The NIR Parties agree that with respect to the FSG Group the Original NIR Agreements are terminated and shall have no further force or effect and warrant and represent on behalf of themselves and the other members of the NIR Group that they have not assigned or otherwise transferred any claim or cause of action released by this paragraph. The NIR Parties covenant and agree that they will not sue any members of the FSG Group, individually or collectively, or otherwise pursue or participate in the pursuit of any claim brought by any person or entity against any members of the FSG Group, individually or collectively, based on actions occurring through the date of this Agreement.

4. Acknowledgements. The NIR Parties acknowledge and agree that they are executing this Agreement based upon their own knowledge and investigation of the facts concerning any claims that they may have, and that they are not giving the releases provided for herein in reliance upon any statement of any other party or any person connected with, representing or represented by the FSG Group, or any one of them individually.

5. Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signature of more than one party and all of which taken together shall constitute one and the same agreement.

6. Authority. Each person executing this Agreement on behalf of a party hereto, for himself or herself and on behalf of the party for which he or she is executing, represents and warrants that he or she has received all necessary power and authority to do so and to bind the entity on whose behalf he or she signs this Agreement and, further, that all necessary consents and/or approvals for such entity to enter into this Agreement have been obtained or waived.

7. Additional Representations of the NIR Parties. The NIR Parties hereby represent to FSG that:

(a) Ownership of Existing FSG Holdings. The NIR Parties own beneficially the Existing FSG Holdings. The NIR Parties have full power and authority to transfer the Existing FSG Holdings to FSG under, pursuant to, and in accordance with, this Agreement, and the Existing FSG Holdings are free and clear of any liens, charges, mortgages, pledges or encumbrances and are not subject to any claims as to the ownership thereof, or any rights, powers or interest therein, by any third party and are not subject to any preemptive or similar rights.

(b) Investment Representations and Covenants.

(i) The NIR Parties represent that they are acquiring the FSG Shares for their own accounts and for investment only and not with a view to distribution or resale thereof within the meaning of such phrase as defined under the Securities Act. The STI Shareholders shall not dispose of any part or all of such FSG Shares in violation of the provisions of the Securities Act and the rules and regulations promulgated under the Securities Act by the Securities and Exchange Commission and all applicable provisions of state securities laws and regulations.

(ii) The certificate or certificates representing the shares of FSG Shares shall bear a legend in substantially the form set forth in Section 1 hereof.

(iii) The NIR Parties acknowledge being informed that the FSG Shares shall be unregistered, shall be “restricted securities” as defined in paragraph (a) of Rule 144 under the Securities Act, and must be held indefinitely unless (a) they are subsequently registered under the Securities Act, or (b) an exemption from such registration is available. The NIR Parties further acknowledge that FSG does not have an obligation to currently register such securities for the account of the NIR Parties.

(iv) The NIR Parties acknowledge that they have been afforded access to all material information which they have requested relevant to their decision to acquire the FSG Shares and to ask questions of FSG’s management and that, except as set forth herein, neither FSG nor anyone acting on behalf of FSG has made any representations or warranties to the NIR Parties which have induced, persuaded, or stimulated the NIR Parties to acquire such FSG Shares.

(v) Either alone, or together with their investment advisor(s), the NIR Parties have the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the FSG Shares, and the NIR Parties are and will be able to bear the economic risk of the investment in such FSG Shares.

8. Binding Effect. This Agreement is and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. Third Party Beneficiaries. Each member of the FSG Group is an express third-party beneficiary of this Agreement, entitled to enforce this Agreement directly and independently in accordance with its terms.

10. Severability. If any term or provision of this Agreement is determined to be void, invalid, or unenforceable, such provision will automatically be voided and will not be part of this Agreement, but the enforceability or the validity of the remainder of this Agreement will not be affected.

11. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, exclusive of the choice of law and conflict of law rules of that state.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed the above and foregoing Agreement upon the day and year first written above.

FINANCIAL SYSTEMS GROUP, INC.

By:

Name: Title:

AJW Partners, LLC

By:

Name: Title:

New Millennium Capital Partners II, LLC

By:

Name: Title:

AJW Offshore Ltd.

By:

Name: Title:

AJW Qualified Partners, LLC

By:

Name: Title:

Exhibit A

FSG Financings

1. March 27, 2001 Private Placement of $500,000 Aggregate Principal Amount of 12% Secured Convertible Debentures and 1,000,000 Warrants

a. To AJW Partners, LLC: debentures in principal amount of $325,000 and warrants for 650,000 shares

b. To New Millennium Capital Partners II, LLC: debentures in principal amount of $175,000 and warrants for 350,000 shares

c. Patrick Rylee pledged his 4,000,000 shares of stock in connection with this financing.

2. August 30, 2001 Private Placement of $50,000 Aggregate Principal Amount of 12% Convertible Debentures and 100,000 Warrants

a. To AJW Partners, LLC: debentures in principal amount of $32,500 and warrants for 65,000 shares

b. To New Millennium Capital Partners II, LLC: debentures in principal amount of $17,500 and warrants for 35,000 shares

3. May 2002 Issuance of $75,000 Convertible 12% Promissory Note

a. In favor of AJW Partners, LLC and New Millennium Capital Partners II, LLC

4. Three Stage Private Placement of $1,200,000 Aggregate Principal Amount of 12% Convertible Debentures and 3,600,000 Warrants

a. First Tranche - May 2002: Issuance of $875,000 Aggregate Principal Amount of 12% Convertible Debentures and 2,625,000 Warrants

i) To AJW Partners, LLC: debentures in principal amount of $100,000 and warrants for 300,000 shares

ii) To New Millennium Capital Partners II, LLC: debentures in principal amount of $100,000 and warrants for 300,000 shares

iii) To AJW Offshore, Ltd.: debentures in principal amount of $337,500 and warrants for 1,012,500 shares

iv) To AJW Qualified Partners, LLC: debentures in principal amount of $337,500 and warrants for 1,012,500 shares

b. Second Tranche - August 2002: Issuance of $125,000 Aggregate Principal Amount of 12% Convertible Debentures and 375,000 Warrants

i) To AJW Partners, LLC: debentures in principal amount of $28,570 and warrants for 85,710 shares

ii) To AJW Offshore, Ltd.: debentures in principal amount of $48,215 and warrants for 144,645 shares

iii) To AJW Qualified Partners, LLC: debentures in principal amount of $48,215 and warrants for 144,645 shares

c. Third Tranche - September 2002: Issuance of $200,000 Aggregate Principal Amount of 12% Convertible Debentures and 600,000 Warrants

i) To AJW Partners, LLC: debentures in principal amount of $100,000 and warrants for 300,000 shares

ii) To New Millennium Capital Partners II, LLC: debentures in principal amount of $100,000 and warrants for 300,000 shares

Related to this financing, the Guaranty and Pledge Agreements were executed pledging the following shares of Common Stock of FSG:

Pledgor	Shares of Common Stock
Michelle Berger:	25,600,000
Tuvia Levy:	6,035,552
Asi Levy	6,035,552
Marc K. Swickle	25,600,000
Darren Klien	12,000,000
Total	75,271,104

5. March 2003 Private Placement of $130,000 Aggregate Principal Amount of 12% Convertible Debentures and 650,000 Warrants

a. To AJW Partners, LLC: debentures in principal amount of $65,000 and warrants for 335,000 shares

b. To New Millennium Capital Partners II, LLC: debentures in principal amount of $65,000 and warrants for 335,000 shares

6. March 29, 2004 Private Placement of $100,000 Aggregate Principal Amount of Secured Convertible Debentures and 500,000 Warrants

a. To AJW Partners, LLC: debentures in principal amount of $30,000 and warrants for 150,000 shares

b. To New Millennium Capital Partners II, LLC: debentures in principal amount of $10,000 and warrants for 50,000 shares

c. To AJW Offshore, Ltd.: debentures in principal amount of $30,000 and warrants for 150,000 shares

d. To AJW Qualified Partners, LLC: debentures in principal amount of $30,000 and warrants for 150,000 shares

7. January 18, 2005 Issuance of Convertible Promissory Note in Principal Amount of $100,000

a. In favor of AJW Partners, LLC; AJW Qualified Partners, LLC; AJW Offshore, Ltd.; and New Millennium Capital Partners II, LLC

Schedule 1

NIR Party	Existing FSG Holdings	FSG Shares to be Issued

AJW Partners, LLC

New Millennium Capital Partners II, LLC

AJW Offshore Ltd.

AJW Qualified Partners, LLC